Exhibit 99.1

KPMG LLP
633 West 5th Street
Suite 4700
Los Angeles, CA 90071

Independent Accountants’ Agreed-Upon Procedures Report

MassMutual Asset Finance LLC (“MMAF” or the “Company”)

J.P. Morgan Securities LLC (the “Structuring Agent”)

BofA Securities, Inc.

(collectively, the “Specified Parties”)

Re: Barings Equipment Finance LLC 2026-B – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)

an electronic data file entitled “2026-B Data Tape Eligible Pool 7.31.26 v1.xlsx” provided by the Company on August 4, 2026, containing information on 367 equipment lease and loan receivables (the “Receivables”) as of July 31, 2026 (the “Cut-off Date”) (the “Initial Data File”); and

(ii)

an electronic data file entitled “2026-B Data Tape 7.31.26 v3.xlsx” provided by the Company on August 26, 2026, containing information on 332 Receivables as of the Cut-off Date (the “Data File” and together with the Initial Data File, the “Data Files”).

We were informed the Receivables are intended to be included as collateral in the offering by Barings Equipment Finance LLC 2026-B. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts were within $1.00 and Lease Date was within 30 days.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG

International Limited, a private English company limited by guarantee.

•

The term “Transportation Collateral Types List” means a list of specific collateral types that the Company categorized as Transportation in the Data Files, provided by the Company, listed in Exhibit A.

•

The term “Receivable File” means the following information sources provided by the Company related to each Selected Receivable (defined below): Master Lease Agreement, Lease/Loan Agreement, Assignment Agreement, Specification Agreement, Booking Summary, Pay Proceeds, New Business Reports, Credit Approval Write-Up, Bill of Sale, SuperTrump Booking Run, Partial Buyout/Pay Down of Schedules, UCC Financing Statement, Residual Value Insurance Policy, and/or Certificate of Title. The Receivable File was represented by the Company to be either the original Receivable File or a copy of the original Receivable File. We make no representation regarding the validity or accuracy of these documents.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Transportation Collateral Types List, Receivable Files, , and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 50 Receivables from the Initial Data File using a random sampling tool. Of the 50 Receivables selected from the Initial Data File, 44 were included in the Data File (the “Initial Selected Receivables”). We randomly selected a sample of one more Receivable from the Receivables that were included in the Data File but not in the Initial Data File (together with the Initial Selected Receivables, the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Initial Data File.

B.

For each Initial Selected Receivable, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Initial Data File to the Receivable File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File / Instructions
Payment Frequency	Lease/Loan Agreement, Assignment Agreement, Specification Agreement

Lease Type	Booking Summary Consider a designation of “TL” in the Initial Data File to be a finance lease and a designation of “CS” to be a loan.

Lease Date	Assignment Agreement, Pay Proceeds, Specification Agreement

Maturity Date

Lease/Loan Agreement, Assignment Agreement, Specification Agreement, SuperTrump Booking Run

In the event Maturity Date is not listed in the Receivable File, recompute Maturity Date based on the Lease Date and the Original Term/Lease Term stated in the Receivable File.

Attribute	Receivable File / Instructions

Original Term

Lease/Loan Agreement, Assignment Agreement, Specification Agreement, SuperTrump Booking Run, Booking Summary

In the event Original Term does not agree or is not listed in the Receivable File, recompute Original Term as the number of months between the Lease Date and the Maturity Date stated in the Receivable File.

Remaining Term	Recompute Remaining Term as the number of months between the Cut-off Date and Maturity Date.

Lessee Name	Lease/Loan Agreement, Assignment Agreement

Collateral Type

Credit Approval Write-Up, Master Lease Agreement, Transportation Collateral Types List

Consider the information to be in agreement if the collateral type stated in the Credit Approval Write-Up or Master Lease Agreement is “Transportation” and the Collateral Type in the Initial Data File is listed in the Transportation Collateral Types List.

In the event multiple collateral types are listed in the Receivable File, compare the Collateral Type to one of the collateral types stated in the Receivable File.

Industry	Credit Approval Write-Up, Master Lease Agreement

Guaranteed Residual Value

Lease/Loan Agreement

If the Company purchased additional residual value insurance for the collateral with the same Contract ID stated in the Lease/Loan Agreement, recompute Guaranteed Residual Value as the sum of the Guaranteed Residual Value amount stated in the Lease/Loan Agreement and the additional residual value insurance stated in the Residual Value Insurance Policy, if any.

Unguaranteed Residual Value	SuperTrump Booking Run, Partial Buyout/Pay Down of Schedules

Lessee State

“Headquarters State” in Master Lease Agreement, Credit Approval Write-Up

If the event the Lessee State does not agree to the information in the Credit Approval Write-Up, compare to the Lease/Loan Agreement.

Contract Cashflows	Underlying Lease/Loan Cashflows stated in the Lease/Loan Agreement, Assignment Agreement, Specification Agreement, Partial Buyout/Pay Down of Schedules

We found such information to be in agreement, except as listed in Exhibit C.

C.

As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Company.

We reperformed Procedure B for the Selected Receivables in the Data File. We found such information to be in agreement.

D.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•

A credit analysis performed by the Company in the form of a Credit Approval Write-Up document in the Receivable File. We make no representation regarding the sufficiency of the credit analysis performed by the Company to assign credit ratings or make funding decisions.

•

A UCC Financing Statement made to perfect the Company’s security interest in the collateral under contract in the Receivable File or the presence of a Certificate of Title related to the collateral under contract in the Receivable File. We make no representation regarding the enforcement or standing of such filing or title.

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California

September 2, 2026

Exhibit A

Transportation Collateral Types List

Recreational Vehicle

Tractors

Heavy Trucks

Light Duty Trucks

Trailers

Buses

Fleet Auto/Pick-Ups

A-1

Exhibit B

The Selected Receivables*

Selected Receivable Number	Receivable Number**	Selected Receivable Number	Receivable Number**
1	2026B-01	24	2026B-24
2	2026B-02	25	2026B-25
3	2026B-03	26	2026B-26
4	2026B-04	27	2026B-27
5	2026B-05	28	2026B-28
6	2026B-06	29	2026B-29
7	2026B-07	30	2026B-30
8	2026B-08	31	2026B-31
9	2026B-09	32	2026B-32
10	2026B-10	33	2026B-33
11	2026B-11	34	2026B-34
12	2026B-12	35	2026B-35
13	2026B-13	36	2026B-36
14	2026B-14	37	2026B-37
15	2026B-15	38	2026B-38
16	2026B-16	39	2026B-39
17	2026B-17	40	2026B-40
18	2026B-18	41	2026B-41
19	2026B-19	42	2026B-42
20	2026B-20	43	2026B-43
21	2026B-21	44	2026B-44
22	2026B-22	45	2026B-45
23	2026B-23

*	Selected Receivable Numbers 1 through 44 are the Initial Selected Receivables.
**	The Company has assigned a unique Lease Number to each Receivable in the Data Files. The Receivable Numbers referred to in this Exhibit are not the Company’s Lease Numbers.

B-1

Exhibit C

Exceptions List – Initial Data File

Selected Receivable #	Receivable Number	Attribute	Per Initial Data File	Per Receivable File/Instructions
17	2026B-17	Lease Date	4/25/2023	7/14/2022
17	2026B-17	Original Term	219	228
24	2026B-24	Lease Date	8/20/2024	11/18/2021
24	2026B-24	Original Term	51	84

C-1